EXHIBIT 24


                                POWER OF ATTORNEY


                  Each person whose signature appears below designates and appoints Lyle G. Hubbard and Richard C. Dietz, and each of them, the person's true and lawful attorneys-in-fact and agents to sign a registration statement on Form S-3 to be filed by Gardenburger, Inc., an Oregon corporation (the "Corporation"), with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering the shares of common stock, no par value, of the Corporation, which may be issued in connection with the conversion of 2,762,500 shares of Series A Convertible Preferred Stock and 487,500 shares of Series B Convertible Preferred Stock, together with any and all amendments (including post-effective amendments) to the registration statement. Each person whose signature appears below also grants full power and authority to these attorneys-in-fact and agents to take any action and execute any documents that they deem necessary or desirable in connection with the preparation and filing of the registration statement, as fully as the person could do in person, hereby ratifying and confirming all that the attorneys-in-fact and agents may lawfully do or cause to be done.

                  IN WITNESS WHEREOF, this power of attorney has been executed by the undersigned as of this 28th day of May, 1999.

       Signature                                                     Title
                                 Director, President and Chief Executive Officer
/s/ Lyle G. Hubbard                                (Principal Executive Officer)
Lyle G. Hubbard
                              Executive Vice President, Chief Financial Officer,
/s/ Richard C. Dietz                                     Secretary and Treasurer
Richard C. Dietz                    (Principal Financial and Accounting Officer)

/s/ Kyle A. Anderson                Director
Kyle A. Anderson

/s/ Alexander P. Coleman            Director
Alexander P. Coleman

________________________            Director
Jason M. Fish

/s/ Ronald C. Kesselman             Director
Ronald C. Kesselman

/s/ Richard L. Mazer                Director
Richard L. Mazer

/s/ Mary O. McWilliams              Director
Mary O. McWilliams

/s/ Michael L. Ray                  Director
Michael L. Ray

/s/ E. Kay Stepp                    Chairman of the Board
E. Kay Stepp

/s/ Paul F. Wenner                  Founder, Chief Creative Officer and Director
Paul F. Wenner